CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Philip  R.  McLoughlin,   Chairman  of  Phoenix  Multi-Portfolio  Fund  (the
"Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   August 5, 2004             /s/ Philip R. McLoughlin
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                                   Philip R. McLoughlin, Chairman
                                   (principal executive officer)


I,  Nancy  G.   Curtiss,   Treasurer  of  Phoenix   Multi-Portfolio   Fund  (the
"Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  August 5, 2004              /s/ Nancy G. Curtiss
     -------------------------     ---------------------------------------
                                   Nancy G. Curtiss, Treasurer
                                   (principal financial officer)